UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
_________________________________________________________
FORM 8-K
_________________________________________________________
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of Earliest Event Reported): September 23, 2024
_________________________________________________________
Cable One, Inc.
(Exact Name of Registrant as Specified in Its Charter)
_________________________________________________________

Delaware	001-36863	13-3060083
(State or Other Jurisdiction of Incorporation or Organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

210 E. Earll Drive, Phoenix, Arizona	85012
(Address of Principal Executive Offices)	(Zip Code)
Registrant’s Telephone Number, Including Area Code: (602) 364-6000
Not applicable
(Former name or former address, if changed since last report.)
_________________________________________________________
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol(s)	Name of Each Exchange on Which Registered
Common Stock, par value $0.01 per share	CABO	New York Stock Exchange
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 2.02	Results of Operations and Financial Condition.
The information appearing below under Item 4.02 regarding Cable One, Inc.'s (the "Company") previously reported fiscal years ended December 31, 2022 and December 31, 2023 and fiscal quarters ended June 30, 2022, September 30, 2022, March 31, 2023, June 30, 2023, September 30, 2023, March 31, 2024 and June 30, 2024 are incorporated herein by reference.
The information appearing below under Item 4.02 refers to certain financial statements that the Company intends to restate. The restatement is not expected to affect the Company's previously reported revenues, capital expenditures, cash flows from operating activities or Adjusted EBITDA.

Item 4.02	Non-Reliance on Previously Issued Financial Statements or a Related Audit Report or Completed Interim Review.
On September 23, 2024, the Audit Committee of the Board of Directors (the “Audit Committee”) of the Company, in consultation with management, concluded that the following previously issued consolidated financial statements of the Company (and related earnings releases, press releases, shareholder communications, investor presentations or other materials describing relevant portions of such financial statements) should no longer be relied on because of an error in such financial statements related to the Company’s equity method accounting of its investment in Clearwave Fiber LLC, a joint venture in which the Company contributed certain fiber operations and third-party investors contributed cash:
•the audited consolidated financial statements for the fiscal years ended December 31, 2022 and December 31, 2023, contained within the Annual Reports on Form 10-K for such years (and the associated audit reports of the Company’s independent registered public accounting firm); and
•the unaudited condensed consolidated financial statements contained within the Quarterly Reports on Form 10-Q for the quarterly periods ended June 30, 2022, September 30, 2022, March 31, 2023, June 30, 2023, September 30, 2023, March 31, 2024 and June 30, 2024.
Accordingly, the Company intends to restate these financial statements by amending its Annual Report on Form 10-K for the year ended December 31, 2023 and its quarterly reports on Form 10-Q for the quarters ended March 31, 2024 and June 30, 2024 (the “Restated Filings”) as soon as reasonably practicable.
Subsequent to the issuance of the Company’s condensed consolidated financial statements as of and for the three and six months ended June 30, 2024, the Company identified errors in the equity method accounting for its partial ownership of Clearwave Fiber LLC. Specifically, the Company did not appropriately allocate the losses generated by Clearwave Fiber LLC amongst the joint venture partners after considering the liquidation preference and preferred return feature held by the third-party investors. As a result, equity method investment loss was understated, income tax provision was overstated and net income was overstated in the Company's consolidated statements of operations and comprehensive income, which had a corresponding impact on the related balance sheet items. This identification of errors is preliminary, unaudited and may be subject to change (including the potential identification of additional errors) as we complete our procedures and prepare the Restated Filings.
The Audit Committee, along with management, discussed with PricewaterhouseCoopers LLP, the Company’s independent registered public accounting firm, the matters disclosed in this filing pursuant to this Item 4.02(a).
The Company plans to file amendments to the previously issued consolidated financial statements listed above on Forms 10-K/A and 10-Q/A, respectively, with the U.S. Securities and Exchange Commission (the "SEC"). The Company intends to amend at least the following sections within the respective reports:
•Annual Report on Form 10-K for the fiscal year ended December 31, 2023: Cautionary Statement Regarding Forward-Looking Statements; Part I, Item 1A, Risk Factors; Part II, Item 7, Management's Discussion and Analysis of Financial Condition and Results of Operations; Part II, Item 8, Financial Statements and Supplementary Data; Part II, Item 9A, Controls and Procedures; Part IV, Item 15, Exhibits and Financial Statement Schedules;
•Quarterly Report on Form 10-Q for the quarterly period ended March 31, 2024: Cautionary Statement Regarding Forward-Looking Statements; Part I, Item 1, Condensed Consolidated Financial Statements; Part I, Item 2, Management's Discussion and Analysis of Financial Condition and Results of Operations; Part I, Item 4, Controls and Procedures; Part II, Item 6, Exhibits; and

•Quarterly Report on Form 10-Q for the quarterly period ended June 30, 2024: Cautionary Statement Regarding Forward-Looking Statements; Part I, Item 1, Condensed Consolidated Financial Statements; Part I, Item 2, Management's Discussion and Analysis of Financial Condition and Results of Operations; Part I, Item 4, Controls and Procedures; Part II, Item 6, Exhibits.
Summary of Impacts
The tables appearing below under the heading "Supplemental Schedules" summarize the restatement's estimated impact on the Company's consolidated financial statements.
The restatement is not expected to affect the Company's previously reported revenues, capital expenditures, cash flows from operating activities or Adjusted EBITDA. The restatement is also not expected to affect any equity method accounting for the Company’s other investments or joint ventures. In connection with the restatement in the Restated Filings, the Company expects to also reflect the correction of other immaterial errors also impacting the Company's investment in Clearwave Fiber LLC which relate to periods solely within the year-ended 2022 and was correctly presented in the consolidated financial statements for the year ended December 31, 2022.
Controls and Procedures
The errors described above and the related restatement were the result of a material weakness in the Company's internal control over financial reporting due to the lack of an effectively designed control activity related to the evaluation of the capital structure of equity method investments when determining the proportionate share of earnings or losses. As a result, management concluded that the Company’s internal control over financial reporting was not effective as of December 31, 2023, and the Company’s disclosure controls and procedures were not effective as of December 31, 2023, March 31, 2024 and June 30, 2024. Accordingly, the Audit Committee concluded that management’s report on internal control over financial reporting as of December 31, 2023, and PricewaterhouseCoopers LLP’s opinion on the effectiveness of the Company’s internal control over financial reporting as of December 31, 2023, should no longer be relied upon.
Supplemental Schedules
The following tables summarize the previously reported amounts impacted by the errors described herein, as well as the preliminary adjustments and the estimated restated amounts. The restated amounts shown herein are preliminary and unaudited estimates and may be subject to change as we complete our restatement procedures and prepare the Restated Filings. Additional information will be provided in the Company's Form 10-K/A filing regarding the quarterly periods impacted in 2022 and 2023 that are not disclosed herein.
The following tables do not address the immaterial errors referenced above which will also be reflected in the Restated Filings once made.

As of and for the year ended December 31, 2022
Consolidated Balance Sheet

	As of December 31, 2022
(dollars in thousands)	As Reported	Adjustment	As Restated
Equity investments	$1,195,221	$(27,743)	$1,167,478
Total assets	$6,913,890	$(27,743)	$6,886,147
Deferred income taxes	$966,821	$(6,682)	$960,139
Total liabilities	$5,155,917	$(6,682)	$5,149,235
Retained earnings	$1,624,406	$(21,061)	$1,603,345
Total stockholders' equity	$1,757,973	$(21,061)	$1,736,912
Total liabilities and stockholders' equity	$6,913,890	$(27,743)	$6,886,147
Consolidated Statement of Operations and Comprehensive Income

	Year Ended December 31, 2022
(dollars in thousands, except per share data)	As Reported	Adjustment	As Restated
Income tax provision	$126,332	$(6,682)	$119,650
Income before equity method investment income (loss), net	$249,031	$6,682	$255,713
Equity method investment income (loss), net	$(14,913)	$(27,743)	$(42,656)
Net income	$234,118	$(21,061)	$213,057
Comprehensive income	$366,944	$(21,061)	$345,883

Net Income per Common Share:
Basic	$39.73	$(3.57)	$36.16
Diluted	$38.06	$(3.33)	$34.73
Consolidated Statement of Stockholders' Equity

	As of and For the Year Ended December 31, 2022
(dollars in thousands)	As Reported	Adjustment	As Restated
Net income	$234,118	$(21,061)	$213,057
Retained earnings	$1,624,406	$(21,061)	$1,603,345
Total stockholders' equity	$1,757,973	$(21,061)	$1,736,912
Consolidated Statement of Cash Flows

	Year Ended December 31, 2022
(dollars in thousands)	As Reported	Adjustment	As Restated
Net income	$234,118	$(21,061)	$213,057
Change in deferred income taxes	$68,378	$(6,682)	$61,696
Equity method investment (income) loss, net	$14,913	$27,743	$42,656
Net cash provided by operating activities	$738,040	$—	$738,040

As of and for the year ended December 31, 2023
Consolidated Balance Sheet

	As of December 31, 2023
(dollars in thousands)	As Reported	Adjustment	As Restated
Equity investments	$1,125,447	$(87,423)	$1,038,024
Total assets	$6,846,933	$(87,423)	$6,759,510
Deferred income taxes	$974,467	$(23,548)	$950,919
Total liabilities	$4,973,788	$(23,548)	$4,950,240
Retained earnings	$1,825,542	$(63,875)	$1,761,667
Total stockholders' equity	$1,873,145	$(63,875)	$1,809,270
Total liabilities and stockholders' equity	$6,846,933	$(87,423)	$6,759,510
Consolidated Statement of Operations and Comprehensive Income

	Year Ended December 31, 2023
(dollars in thousands, except per share data)	As Reported	Adjustment	As Restated
Income tax provision	$89,704	$(16,866)	$72,838
Income before equity method investment income (loss), net	$321,692	$16,866	$338,558
Equity method investment income (loss), net	$(54,256)	$(59,679)	$(113,935)
Net income	$267,436	$(42,813)	$224,623
Comprehensive income	$254,150	$(42,813)	$211,337

Net Income per Common Share:
Basic	$47.34	$(7.58)	$39.76
Diluted	$45.14	$(7.06)	$38.08
Consolidated Statement of Stockholders' Equity

	As of and For the Year Ended December 31, 2023
(dollars in thousands)	As Reported	Adjustment	As Restated
Net income	$267,436	$(42,813)	$224,623
Retained earnings	$1,825,542	$(63,875)	$1,761,667
Total stockholders' equity	$1,873,145	$(63,875)	$1,809,270
Consolidated Statement of Cash Flows

	Year Ended December 31, 2023
(dollars in thousands)	As Reported	Adjustment	As Restated
Net income	$267,436	$(42,813)	$224,623
Change in deferred income taxes	$11,479	$(16,866)	$(5,387)
Equity method investment (income) loss, net	$54,256	$59,679	$113,935
Net cash provided by operating activities	$663,170	$—	$663,170

As of and for the three months ended March 31, 2024
Condensed Consolidated Balance Sheet

	As of March 31, 2024
(dollars in thousands)	As Reported	Adjustment	As Restated
Equity investments	$1,117,220	$(100,946)	$1,016,274
Total assets	$6,840,183	$(100,946)	$6,739,237
Deferred income taxes	$978,032	$(27,079)	$950,953
Total liabilities	$4,913,442	$(27,079)	$4,886,363
Retained earnings	$1,856,054	$(73,867)	$1,782,187
Total stockholders' equity	$1,926,741	$(73,867)	$1,852,874
Total liabilities and stockholders' equity	$6,840,183	$(100,946)	$6,739,237
Condensed Consolidated Statement of Operations and Comprehensive Income

	Three Months Ended March 31, 2024
(dollars in thousands, except per share data)	As Reported	Adjustment	As Restated
Income tax provision	$21,108	$(3,530)	$17,578
Income before equity method investment income (loss), net	$55,855	$3,530	$59,385
Equity method investment income (loss), net	$(8,513)	$(13,523)	$(22,036)
Net income	$47,342	$(9,993)	$37,349
Comprehensive income	$65,616	$(9,993)	$55,623

Net Income per Common Share:
Basic	$8.43	$(1.78)	$6.65
Diluted	$8.11	$(1.66)	$6.45
Condensed Consolidated Statement of Stockholders' Equity

	As of and For the Three Months Ended March 31, 2024
(dollars in thousands)	As Reported	Adjustment	As Restated
Net income	$47,342	$(9,993)	$37,349
Retained earnings	$1,856,054	$(73,867)	$1,782,187
Total stockholders' equity	$1,926,741	$(73,867)	$1,852,874
Condensed Consolidated Statement of Cash Flows

	Three Months Ended March 31, 2024
(dollars in thousands)	As Reported	Adjustment	As Restated
Net income	$47,342	$(9,993)	$37,349
Change in deferred income taxes	$(2,220)	$(3,530)	$(5,750)
Equity method investment (income) loss, net	$8,513	$13,523	$22,036
Net cash provided by operating activities	$164,750	$—	$164,750

As of and for the three and six months ended June 30, 2024
Condensed Consolidated Balance Sheet

	As of June 30, 2024
(dollars in thousands)	As Reported	Adjustment	As Restated
Equity investments	$1,128,363	$(114,148)	$1,014,215
Total assets	$6,827,641	$(114,148)	$6,713,493
Deferred income taxes	$972,144	$(30,784)	$941,360
Total liabilities	$4,864,017	$(30,784)	$4,833,233
Retained earnings	$1,886,596	$(83,364)	$1,803,232
Total stockholders' equity	$1,963,624	$(83,364)	$1,880,260
Total liabilities and stockholders' equity	$6,827,641	$(114,148)	$6,713,493
Condensed Consolidated Statements of Operations and Comprehensive Income

	Three Months Ended June 30, 2024
(dollars in thousands, except per share data)	As Reported	Adjustment	As Restated
Income tax provision	$17,774	$(3,705)	$14,069
Income before equity method investment income (loss), net	$56,758	$3,705	$60,463
Equity method investment income (loss), net	$(9,109)	$(13,201)	$(22,310)
Net Income	$47,649	$(9,496)	$38,153
Comprehensive income	$46,956	$(9,496)	$37,460

Net Income per Common Share:
Basic	$8.48	$(1.69)	$6.79
Diluted	$8.16	$(1.57)	$6.59

	Six Months Ended June 30, 2024
(dollars in thousands, except per share data)	As Reported	Adjustment	As Restated
Income tax provision	$38,882	$(7,235)	$31,647
Income before equity method investment income (loss), net	$112,613	$7,235	$119,848
Equity method investment income (loss), net	$(17,622)	$(26,724)	$(44,346)
Net income	$94,991	$(19,489)	$75,502
Comprehensive income	$112,572	$(19,489)	$93,083

Net Income per Common Share:
Basic	$16.90	$(3.46)	$13.44
Diluted	$16.27	$(3.23)	$13.04

Condensed Consolidated Statements of Stockholders' Equity

	As of and For the Three Months Ended June 30, 2024
(dollars in thousands)	As Reported	Adjustment	As Restated
Net income	$47,649	$(9,496)	$38,153
Retained earnings	$1,886,596	$(83,364)	$1,803,232
Total stockholders' equity	$1,963,624	$(83,364)	$1,880,260

	As of and For the Six Months Ended June 30, 2024
(dollars in thousands)	As Reported	Adjustment	As Restated
Net income	$94,991	$(19,489)	$75,502
Retained earnings	$1,886,596	$(83,364)	$1,803,232
Total stockholders' equity	$1,963,624	$(83,364)	$1,880,260
Condensed Consolidated Statement of Cash Flows

	Six Months Ended June 30, 2024
(dollars in thousands)	As Reported	Adjustment	As Restated
Net income	$94,991	$(19,489)	$75,502
Change in deferred income taxes	$(7,848)	$(7,235)	$(15,083)
Equity method investment (income) loss, net	$17,622	$26,724	$44,346
Net cash provided by operating activities	$320,298	$—	$320,298
Non-GAAP Measures
The Company uses certain measures that are not defined by generally accepted accounting principles in the United States (“GAAP”) to evaluate various aspects of its business. Adjusted EBITDA is a non-GAAP financial measure and should be considered in addition to, not as superior to, or as a substitute for, net income reported in accordance with GAAP.
“Adjusted EBITDA” is defined as net income plus net interest expense, income tax provision, depreciation and amortization, equity-based compensation, severance and contract termination costs, acquisition-related costs, net (gain) loss on asset sales and disposals, system conversion costs, rebranding costs, net equity method investment (income) loss, net other (income) expense and any special items. As such, it eliminates the significant non-cash depreciation and amortization expense that results from the capital-intensive nature of the Company’s business as well as other non-cash or special items and is unaffected by the Company’s capital structure or investment activities. This measure is limited in that it does not reflect the periodic costs of certain capitalized tangible and intangible assets used in generating revenues and the Company’s cash cost of debt financing. These costs are evaluated through other financial measures.

The Company uses Adjusted EBITDA to assess its performance. In addition, Adjusted EBITDA generally correlates to the measure used in the leverage ratio calculations under the Company’s credit agreement and the indenture governing the Company’s non-convertible senior unsecured notes to determine compliance with the covenants contained in the credit agreement and the ability to take certain actions under the indenture governing the non-convertible senior unsecured notes. Adjusted EBITDA does not take into account cash used for mandatory debt service requirements or other non-discretionary expenditures, and thus does not represent residual funds available for discretionary uses.

The Company believes that Adjusted EBITDA is useful to investors in evaluating the operating performance of the Company.

Adjusted EBITDA and similar measures with a similar title are common measures used by investors, analysts and peers to compare performance in the Company’s industry, although the Company’s measure of Adjusted EBITDA may not be directly comparable to similarly titled measures reported by other companies.

Cautionary Statement Regarding Forward-Looking Statements
This current report contains “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. Actual results may differ materially from those expressed or implied by these statements. You can generally identify forward-looking statements by the words “anticipate,” “believe,” “can,” “continue,” “could,” “estimate,” “expect,” “forecast,” “goal,” “intend,” “may,” “might,” “objective,” “outlook,” “plan,” “potential,” “predict,” “projection,” “seek,” “should,” “target,” “trend,” “will,” “would” or the negative version of these words or other comparable words. These forward-looking statements include, among others, the anticipated timing of the filing of the Restated Filings; the financial statements to be restated and the filings in which such restated financial statements will appear; and the Company's intent to report a material weakness in its internal control over financial reporting. Such forward-looking statements are subject to various risks, uncertainties, assumptions, or changes in circumstances that are difficult to predict or quantify. Accordingly, there are or will be important factors that could cause actual outcomes or results to differ materially from those indicated in these statements. These factors include, but are not limited to, the risk that the Company might not be able to complete the restatement and Restated Filings as currently planned or within the time periods currently anticipated, the risk that additional information may become known prior to the expected filing with the SEC of the Restated Filings or that other subsequent events may occur that would require the Company to make additional adjustments to its financial statements, which could be material, or delay the filing of the corrected or future periodic reports with the SEC, risks related to the timing and results of the Company’s review of the effectiveness of internal control over financial reporting and related disclosure controls and procedures, remediation of the control deficiencies identified and our ability to implement and maintain effective internal control over financial reporting in the future, which may adversely affect the accuracy and timeliness of our financial reporting, identification of errors in our financial reporting in the future that require us to restate previously issued financial statements, which may subject us to unanticipated costs or regulatory penalties and could cause investors to lose confidence in the accuracy and completeness of our financial statements, the factors described under “Risk Factors” in the Company’s annual report on Form 10-K for the period ended December 31, 2023 and the Company’s other filings with the SEC, uncertainties, assumptions and changes in circumstances that may cause the Company’s actual results, performance or achievements to differ materially from those expressed or implied in any forward-looking statement. Each forward-looking statement contained herein speaks only as of the date of this current report, and the Company undertakes no obligation to update or revise any forward-looking statements whether as a result of new information, future developments or otherwise, except as required by law.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Cable One, Inc.

	By:	/s/ Peter N. Witty
		Name:	Peter N. Witty
		Title:	Chief Legal and Administrative Officer

Date: September 23, 2024